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Exhibit 10.1

        Execution Copy

THE NASDAQ STOCK MARKET, INC.

FIRST AMENDMENT
Dated as of June 27, 2003

to

NOTE PURCHASE AGREEMENTS
Dated as of May 9, 2002

Re: $150,000,000 5.83% Senior Notes
Due May 9, 2007

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

        This First Amendment dated as of June 27, 2003 (the or this "First Amendment") to the Note Purchase Agreements each dated as of May 9, 2002 is between The Nasdaq Stock Market, Inc., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

RECITALS:

        A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of May 9, 2002 (collectively, the "Note Purchase Agreements"). The Company has heretofore issued the $150,000,000 5.83% Senior Notes Due May 9, 2007 (the "Notes") dated May 9, 2002 pursuant to the Note Purchase Agreements. The Noteholders are the holders of 86% of the outstanding principal amount of the Notes.

        B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

        C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

        D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

        NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.    AMENDMENTS.

        Section 1.1.    The definition of "Consolidated EBITDA" contained in Schedule B to the Note Purchase Agreements shall be and hereby is amended to read in its entirety as follows:

          ""Consolidated EBITDA" for any period means the sum of (a) Consolidated Net Operating Income during such period plus (to the extent deducted in determining Consolidated Net Operating Income) (b) all provisions for depreciation and amortization (other than amortization of debt discount) made by the Company and its Subsidiaries during such period, all as it appears in the Company's consolidated statement of income prepared in accordance with GAAP, except as otherwise shall be calculated as and to the extent contemplated by the definition of "Consolidated Net Operating Income"."

        Section 1.2. The definition of "Consolidated Net Operating Income" contained in Schedule B to the Note Purchase Agreements shall be and hereby is amended to read in its entirety as follows:

          ""Consolidated Net Operating Income" means the Company's net operating income as it appears in its consolidated statement of income prepared in accordance with GAAP; provided, that for purposes of determining compliance with Section 10.1 as at the end of the fiscal quarter ended June 30, 2003, there shall be excluded from computations of Consolidated Net Operating Income for the fiscal quarter ended June 30, 2003 any and all charges relating to (a) the Company's European operations (including without limitation charges associated with Nasdaq Europe S.A./N.V., Nasdaq Deutschland AG, Nasdaq Europe Planning Company Limited and Nasdaq Global Holdings), (b) the Company's product profitability review and (c) costs related to severance of employees of the Company and its Subsidiaries, with the aggregate amount of the charges described in the foregoing clauses (a) through (c) not to exceed $70,000,000 (the charges described in the foregoing clauses (a) through (c) up to, but not exceeding, $70,000,000 aggregate amount being herein referred to as "Restructuring Charges"), but such Restructuring Charges shall not be excluded from computations of Consolidated Net Operating Income for the fiscal quarter ended

  June 30, 2003 or any following fiscal quarter in connection with any determination of compliance with Section 10.1 as at the end of the fiscal quarter ended September 30, 2003 or at any time thereafter."

        Section 1.3. The following term shall be added as a new definition in alphabetical order to Schedule B attached to the Note Purchase Agreements:

          ""First Amendment" means the First Amendment dated as of June 27, 2003 to this Agreement."

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

          (a)   this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b)   the Note Purchase Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c)   the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

          (d)   as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.    CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

        Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

          (a)   executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

          (b)   the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

          (c)   the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

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          (d)   the Company shall have paide the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.    MISCELLANEOUS.

        Section 4.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

        Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

        Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        Section 4.4. This First Amendment shall be governed by and construed in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

        Section 4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

THE NASDAQ STOCK MARKET, INC.
By	/s/ David P. Warren
Its	EVP & Chief Financial Officer

[Noteholders' signature pages follow]

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The Foregoing is hereby agreed
to as of the date thereof

ACACIA NATIONAL LIFE INSURANCE COMPANY
By:	Ameritas Investment Advisors Inc., as Agent
	By	/s/ ANDREW S. WHITE Name: Andrew S. White Title: Vice President

The Foregoing is hereby agreed
to as of the date thereof

AMERITAS VARIABLE LIFE INSURANCE COMPANY
By:	Ameritas Investment Advisors Inc., as Agent
	By	/s/ ANDREW S. WHITE Name: Andrew S. White Title: Vice President

The Foregoing is hereby agreed
to as of the date thereof

AIG SUNAMERICA LIFE ASSURANCE COMPANY F/K/A and D/B/A ANCHOR NATIONAL LIFE INSURANCE COMPANY
FIRST SUNAMERICA LIFE INSURANCE COMPANY
SUNAMERICA LIFE INSURANCE COMPANY
By:	AIG Global Investment Corp., investment adviser
	By	/s/ GERALD F. HERMAN Name: Gerald F. Herman Title: Vice President

The Foregoing is hereby agreed
to as of the date thereof

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
By	GE Asset Management Incorporated, its Investment Adviser
	By	/s/ JOHN R. ENDRES Name: John R. Endres Title: Vice President-Private Investments

The Foregoing is hereby agreed
to as of the date thereof

GE LIFE AND ANNUITY ASSURANCE COMPANY
By	GE Asset Management Incorporated, its Investment Adviser
	By	/s/ JOHN R. ENDRES Name: John R. Endres Title: Vice President – Private Investments

The Foregoing is hereby agreed
to as of the date thereof

JEFFERSON-PILOT LIFE INSURANCE COMPANY
By	/s/ JAMES E. MCDONALD, JR. Name: James E. McDonald, Jr. Title: Vice President

The Foregoing is hereby agreed
to as of the date thereof

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc., as Investment Adviser
	By	/s/ EMEKA O. ONUKWUGHA Name: Emeka O. Onukwugha Title: Managing Director

The Foregoing is hereby agreed
to as of the date thereof

MASSMUTUAL ASIA LIMITED
By:	David L. Babson & Company Inc. as Investment Adviser
	By	/s/ EMEKA O. ONUKWUGHA Name: Emeka O. Onukwugha Title: Managing Director

The Foregoing is hereby agreed
to as of the date thereof

C.M. LIFE INSURANCE COMPANY
By	David L. Babson & Company, as Investment Sub-Adviser
	By	/s/ MARK A. AHMED Name: Mark A. Ahmed Title: Managing Director

The Foregoing is hereby agreed
to as of the date thereof

NATIONWIDE LIFE INSURANCE COMPANY
By	/s/ JOSEPH P. YOUNG Name: Joseph P. Young Title: Associate Vice President

The Foregoing is hereby agreed
to as of the date thereof

PHOENIX LIFE INSURANCE COMPANY
By	Name: Title:

The Foregoing is hereby agreed
to as of the date thereof:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By	/s/ ESTELLE SIMSOLO Name: Estelle Simsolo Director-Private Placements

The Foregoing is hereby agreed
to as of the date thereof:

TIAA-CREF LIFE INSURANCE COMPANY
By:	Teachers Insurance and Annuity Association of America, as Authorized Agent.
	By	/s/ ESTELLE SIMSOLO Name: Estelle Simsolo Director-Private Placements

The Foregoing is hereby agreed
to as of the date thereof

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Lincoln Investment Advisers, a series of Delaware Management Business Trust, Attorney-In-Fact
	By	Name: Title:

The Foregoing is hereby agreed
to as of the date thereof

THE UNION CENTRAL LIFE INSURANCE COMPANY
By	Name: Title:

The Foregoing is hereby agreed
to as of the date thereof

THE TRAVELERS INSURANCE COMPANY
By	/s/ DENISE T. DUFFEE Name: Denise T. Duffee Title: Investment Officer

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FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS